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                          MASSACHUSETTS INVESTORS TRUST

          Supplement to the Current Statement of Additional Information


     Massachusetts Investors Trust's Statement of Additional Information dated May 1, 1998 is supplemented by amending the fifth paragraph on page 19 to read as follows:

                  From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage PlanningSM program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

                  The date of this Supplement is March 4, 1999.